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                                                                   EXHIBIT 32(B)

    CERTIFICATION OF CHIEF ACCOUNTING OFFICER (ACTING AS PRINCIPAL FINANCIAL
                                    OFFICER)
                     PURSUANT TO 18 U.S.C. SECTION 1350 AND
                  RULE 13A-14(B) OF THE SECURITIES EXCHANGE ACT

      In connection with the Quarterly Report of Credit Acceptance Corporation (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Booth, Chief Accounting Officer of the Company (acting as its principal financial officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                        By: /s/ Kenneth S. Booth
                                        ----------------------------------------
                                        Kenneth S. Booth
                                        Chief Accounting Officer
                                        November 1, 2004